Exhibit 99.3
ENCORE ENERGY PARTNERS LP

ENCORE ENERGY PARTNERS LP
UNAUDITED PRO FORMA FINANCIAL STATEMENTS
INTRODUCTION
     Encore Energy Partners LP (together with its subsidiaries, “ENP”), a publicly traded Delaware limited partnership, was formed in February 2007 by Encore Acquisition Company (together with its subsidiaries, “EAC”), a publicly traded Delaware corporation, to acquire, exploit, and develop oil and natural gas properties and to acquire, own, and operate related assets. On August 11, 2009, ENP acquired certain oil and natural gas properties and related assets in the Big Horn Basin in Wyoming, the Permian Basin in West Texas and New Mexico, and the Williston Basin in Montana and North Dakota (the “Rockies and Permian Basin Operations”) from Encore Operating, L.P. (“Encore Operating”), a Texas limited partnership and wholly owned subsidiary of EAC, for approximately $186.8 million in cash.
     The accompanying unaudited pro forma financial statements give effect to the acquisition of the Rockies and Permian Basin Operations by ENP, including related financing transactions. The unaudited pro forma balance sheet as of June 30, 2009 assumes that the acquisition and related transactions occurred on June 30, 2009. The unaudited pro forma statements of operations for the six months ended June 30, 2009 and 2008 and for the years ended December 31, 2008, 2007, and 2006 assume that the acquisition and related transactions occurred on January 1, 2006.
     The accompanying unaudited pro forma financial statements should be read together with: (1) ENP’s audited consolidated financial statements and notes thereto included in Exhibit 99.3 to its Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on May 7, 2009, which recast ENP’s consolidated financial statements included in its 2008 Annual Report on Form 10-K as a result of certain transactions between entities under common control; (2) ENP’s unaudited consolidated financial statements and notes thereto included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, filed with the SEC on August 3, 2009; (3) the audited carve out financial statements of the Rockies and Permian Basin Operations as of and for the year ended December 31, 2008 included in Exhibit 99.1 to this Current Report on Form 8-K/A; and (4) the unaudited carve out financial statements of the Rockies and Permian Basin Operations as of June 30, 2009 and for the six months ended June 30, 2009 and 2008 included in Exhibit 99.2 to this Current Report on Form 8-K/A.
     The accompanying unaudited pro forma financial statements were derived by making certain adjustments to the historical financial statements of ENP. The adjustments are based on information available as of the date of this Current Report on Form 8-K/A and certain estimates and assumptions as explained in the notes to the unaudited pro forma financial statements. Therefore, the actual adjustments may differ from the pro forma adjustments shown in the accompanying unaudited pro forma financial statements, and the pro forma amounts presented should not be viewed as indicative of operations in future periods. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the acquisition and related transactions and that the pro forma adjustments included herein give appropriate effect to those assumptions and are properly applied in the unaudited pro forma financial statements.
     Because the Rockies and Permian Basin Operations were acquired from an affiliate, the acquisition is accounted for as a transaction between entities under common control, similar to a pooling of interests, whereby the assets and liabilities of the Rockies and Permian Basin Operations are recorded at Encore Operating’s carrying value and ENP’s historical financial information will be recast to include the acquired properties for all periods they were owned by Encore Operating beginning with ENP’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.

ENCORE ENERGY PARTNERS LP
UNAUDITED PRO FORMA BALANCE SHEET
June 30, 2009
(in thousands)

		Rockies and			Encore Energy
	Encore Energy	Permian Basin			Partners LP
	Partners LP	Operations	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		as Adjusted
ASSETS

Current assets:
Cash and cash equivalents	$72	$—	$129,105	(a)	$72
			57,717	(a)
			(186,822	)(a)
Accounts receivable:
Trade	18,315	3,304	—		21,619
Affiliate	350	—	2,622	(b)	2,972
Derivatives	37,505	—	—		37,505
Other	582	—	—		582

Total current assets	56,824	3,304	2,622		62,750

Properties and equipment, at cost — successful efforts method:
Proved properties, including wells and related equipment	612,930	234,950	—		847,880
Unproved properties	50	21	—		71
Accumulated depletion, depreciation, and amortization	(134,964)	(48,788)	—		(183,752)

	478,016	186,183	—		664,199

Other property and equipment	802	—	—		802
Accumulated depreciation	(341)	—	—		(341)

	461	—	—		461

Goodwill	4,500	4,790	—		9,290
Other intangibles, net	3,489	—	—		3,489
Derivatives	24,957	—	—		24,957
Other	1,052	—	2,264	(c)	3,316

Total assets	$569,299	$194,277	$4,886		$768,462

LIABILITIES AND PARTNERS’ EQUITY

Current liabilities:
Accounts payable:
Trade	$1,147	$—	$—		$1,147
Affiliate	2,620	—	3,304	(b)	5,924
Accrued liabilities:
Lease operating	4,877	1,060	—		5,937
Development capital	1,838	741	—		2,579
Interest	308	—	—		308
Production, ad valorem, and severance taxes	10,819	821	—		11,640
Derivatives	4,701	—	—		4,701
Oil and natural gas revenues payable	1,885	—	—		1,885
Other	3,122	165	725	(d)	4,012

Total current liabilities	31,317	2,787	4,029		38,133

Derivatives	6,234	—	—		6,234
Future abandonment cost, net of current portion	10,074	2,301	—		12,375
Long-term debt	195,000	—	57,717	(a)	254,981
			2,264	(c)
Other	372	8	—		380

Total liabilities	242,997	5,096	64,010		312,103

Partners’ equity:
Owner’s net equity	—	189,181	(189,181	) (a)	—
Limited partners	329,700	—	129,105	(a)	459,709
			2,303	(a)
			(682	) (b)
			(717	)(d)
General partner	213	—	56	(a)	261
			(8	) (d)
Accumulated other comprehensive loss	(3,611)	—	—		(3,611)

Total partners’ equity	326,302	189,181	(59,124)		456,359

Total liabilities and partners’ equity	$569,299	$194,277	$4,886		$768,462

The accompanying notes are an integral part of these unaudited pro forma financial statements.

ENCORE ENERGY PARTNERS LP
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009
(in thousands, except per unit amounts)

		Rockies and			Encore Energy
	Encore Energy	Permian Basin			Partners LP
	Partners LP	Operations	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		As Adjusted
Revenues:
Oil	$38,915	$14,238	$—		$53,153
Natural gas	7,873	1,620	—		9,493
Marketing	279	—	—		279

Total revenues	47,067	15,858	—		62,925

Expenses:
Production:
Lease operating	14,831	7,374	—		22,205
Production, ad valorem, and severance taxes	5,402	1,473	—		6,875
Depletion, depreciation, and amortization	22,285	6,941	—		29,226
Exploration	40	—	—		40
General and administrative	4,996	1,227	(454	)(e)	5,769
Marketing	191	—	—		191
Derivative fair value loss	26,533	—	—		26,533
Other operating	1,375	52	—		1,427

Total expenses	75,653	17,067	(454)		92,266

Operating income (loss)	(28,586)	(1,209)	454		(29,341)

Other income (expenses):
Interest	(4,567)	—	(768	)(f)	(5,561)
			(226	)(g)
Other	6	—	—		6

Total other expenses	(4,561)	—	(994)		(5,555)

Loss before income taxes	(33,147)	(1,209)	(540)		(34,896)
Income tax benefit (provision)	(201)	—	242	(h)	41

Net loss	$(33,348)	$(1,209)	$(298)		$(34,855)

Net income (loss) allocation:
Limited partners’ interest in net loss	$(32,582)	$(1,191)	$(479	)(i)	$(34,252)

General partner’s interest in net income (loss)	$(573)	$(18)	$180	(i)	$(411)

Net loss per common unit:
Basic	$(0.97)				$(0.79)
Diluted	$(0.97)				$(0.79)

Weighted average common units outstanding:
Basic	33,672		9,430	(i)	43,102
Diluted	33,672		9,430	(i)	43,102
The accompanying notes are an integral part of these unaudited pro forma financial statements.

ENCORE ENERGY PARTNERS LP
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008
(in thousands, except per unit amounts)

		Rockies and			Encore Energy
	Encore Energy	Permian Basin			Partners LP
	Partners LP	Operations	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		As Adjusted
Revenues:
Oil	$92,444	$37,921	$—		$130,365
Natural gas	23,743	6,223	—		29,966
Marketing	3,762	—	—		3,762

Total revenues	119,949	44,144	—		164,093

Expenses:
Production:
Lease operating	14,329	6,774	—		21,103
Production, ad valorem, and severance taxes	11,539	3,962	—		15,501
Depletion, depreciation, and amortization	20,520	8,156	—		28,676
Exploration	67	1	—		68
General and administrative	6,424	1,702	(832	)(e)	7,294
Marketing	4,002	—	—		4,002
Derivative fair value loss	92,015	—	—		92,015
Other operating	793	60	—		853

Total expenses	149,689	20,655	(832)		169,512

Operating income (loss)	(29,740)	23,489	832		(5,419)

Other income (expenses):
Interest	(3,549)	—	(1,305	)(f)	(5,080)
			(226	)(g)
Other	82	—	—		82

Total other expenses	(3,467)	—	(1,531)		(4,998)

Income (loss) before income taxes	(33,207)	23,489	(699)		(10,417)
Income tax benefit (provision)	138	—	(111	)(h)	27

Net income (loss)	$(33,069)	$23,489	$(810)		$(10,390)

Net income (loss) allocation:
Limited partners’ interest in net income (loss)	$(45,650)	$23,097	$(898	)(i)	$(23,451)

General partner’s interest in net income (loss)	$(808)	$392	$88	(i)	$(328)

Net loss per common unit:
Basic	$(1.53)				$(0.60)
Diluted	$(1.53)				$(0.60)

Weighted average common units outstanding:
Basic	29,766		9,430	(i)	39,196
Diluted	29,766		9,430	(i)	39,196
The accompanying notes are an integral part of these unaudited pro forma financial statements.

ENCORE ENERGY PARTNERS LP
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
Year Ended December 31, 2008
(in thousands, except per unit amounts)

		Rockies and			Encore Energy
	Encore Energy	Permian Basin			Partners LP
	Partners LP	Operations	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		As Adjusted
Revenues:
Oil	$149,184	$65,147	$—		$214,331
Natural gas	41,955	10,510	—		52,465
Marketing	5,324	—	—		5,324

Total revenues	196,463	75,657	—		272,120

Expenses:
Production:
Lease operating	28,863	13,496	—		42,359
Production, ad valorem, and severance taxes	19,218	7,649	—		26,867
Depletion, depreciation, and amortization	39,269	15,587	—		54,856
Exploration	194	2	—		196
General and administrative	12,774	3,254	(1,561	)(e)	14,467
Marketing	5,466	—	—		5,466
Derivative fair value gain	(96,880)	—	—		(96,880)
Other operating	1,489	122	—		1,611

Total expenses	10,393	40,110	(1,561)		48,942

Operating income	186,070	35,547	1,561		223,178

Other income (expenses):
Interest	(6,969)	—	(2,465	)(f)	(9,887)
			(453	)(g)
Other	99	—	—		99

Total other expenses	(6,870)	—	(2,918)		(9,788)

Income (loss) before income taxes	179,200	35,547	(1,357)		213,390
Income tax benefit (provision)	(618)	(173)	(24	)(h)	(815)

Net income (loss)	$178,582	$35,374	$(1,381)		$212,575

Net income (loss) allocation:
Limited partners’ interest in net income (loss)	$163,070	$34,750	$(547	)(i)	$197,273

General partner’s interest in net income (loss)	$2,648	$574	$(767	)(i)	$2,455

Net income per common unit:
Basic	$5.33				$4.93
Diluted	$5.21				$4.85

Weighted average common units outstanding:
Basic	30,568		9,430	(i)	39,998
Diluted	31,938		9,430	(i)	41,368
The accompanying notes are an integral part of these unaudited pro forma financial statements.

ENCORE ENERGY PARTNERS LP
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
Year Ended December 31, 2007
(in thousands, except per unit amounts)

		Rockies and			Encore Energy
	Encore Energy	Permian Basin			Partners LP
	Partners LP	Operations	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		As Adjusted
Revenues:
Oil	$86,319	$41,871	$—		$128,190
Natural gas	30,086	8,039	—		38,125
Marketing	8,582	—	—		8,582

Total revenues	124,987	49,910	—		174,897

Expenses:
Production:
Lease operating	21,684	10,741	—		32,425
Production, ad valorem, and severance taxes	11,972	4,947	—		16,919
Depletion, depreciation, and amortization	33,900	11,669	—		45,569
Exploration	124	2	—		126
General and administrative	12,698	2,198	(203	)(e)	14,693
Marketing	6,673	—	—		6,673
Derivative fair value loss	26,301	—	—		26,301
Other operating	1,249	144	—		1,393

Total expenses	114,601	29,701	(203)		144,099

Operating income	10,386	20,209	203		30,798

Other income (expenses):
Interest	(12,702)	—	(4,205	)(f)	(17,360)
			(453	)(g)
Other	196	—	—		196

Total other expenses	(12,506)	—	(4,658)		(17,164)

Income (loss) before income taxes	(2,120)	20,209	(4,455)		13,634
Income tax benefit (provision)	(78)	—	71	(h)	(7)

Net income (loss)	$(2,198)	$20,209	$(4,384)		$13,627

Net income (loss) allocation:
Limited partners’ interest in net income (loss)	$(18,877)	$19,796	$(15,379	)(i)	$(14,460)

General partner’s interest in net income (loss)	$(394)	$413	$(235	)(i)	$(216)

Net loss per common unit:
Basic	$(0.79)				$(0.43)
Diluted	$(0.79)				$(0.43)

Weighted average common units outstanding:
Basic	23,877		9,430	(i)	33,307
Diluted	23,877		9,430	(i)	33,307
The accompanying notes are an integral part of these unaudited pro forma financial statements.

ENCORE ENERGY PARTNERS LP
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
Year Ended December 31, 2006
(in thousands, except per unit amounts)

		Rockies and			Encore Energy
	Encore Energy	Permian Basin			Partners LP
	Partners LP	Operations	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		As Adjusted
Revenues:
Oil	$18,952	$20,803	$—		$39,755
Natural gas	30,374	9,439	—		39,813

Total revenues	49,326	30,242	—		79,568

Expenses:
Production:
Lease operating	7,058	6,748	—		13,806
Production, ad valorem, and severance taxes	4,068	2,779	—		6,847
Depletion, depreciation, and amortization	6,819	7,569	—		14,388
Exploration	22	—	—		22
General and administrative	2,195	1,193	—		3,388
Other operating	682	619	—		1,301

Total expenses	20,844	18,908	—		39,752

Operating income	28,482	11,334	—		39,816

Interest expense	—	—	(1,278	)(f)	(1,731)
			(453	)(g)

Income (loss) before income taxes	28,482	11,334	(1,731)		38,085
Income tax benefit (provision)	(260)	—	143	(h)	(117)

Net income (loss)	$28,222	$11,334	$(1,588)		$37,968

The accompanying notes are an integral part of these unaudited pro forma financial statements.

ENCORE ENERGY PARTNERS LP
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
Note 1. Basis of Presentation
     ENP’s historical financial information as of June 30, 2009 and for the six months ended June 30, 2009 and 2008 is derived from ENP’s unaudited consolidated financial statements and notes thereto included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009. ENP’s historical financial information for the years ended December 31, 2008, 2007, and 2006 is derived from ENP’s audited consolidated financial statements and notes thereto included in Exhibit 99.3 to its Current Report on Form 8-K filed with the SEC on May 7, 2009, which recast ENP’s consolidated financial statements included in its 2008 Annual Report on Form 10-K. The historical financial information of the Rockies and Permian Basin Operations as of June 30, 2009 and for the six months ended June 30, 2009 and 2008 is derived from the unaudited carve out financial statements of the Rockies and Permian Basin Operations included in Exhibit 99.2 to this Current Report on Form 8-K/A. The historical financial information of the Rockies and Permian Basin Operations for the year ended December 31, 2008 is derived from the audited carve out financial statements of the Rockies and Permian Basin Operations included in Exhibit 99.1 to this Current Report on Form 8-K/A. The historical financial information of the Rockies and Permian Basin Operations for the years ended December 31, 2007 and 2006 is derived from EAC’s accounting records.
     The Rockies and Permian Basin Operations consist of oil and natural gas producing properties and related assets within various fields in Wyoming, West Texas, New Mexico, North Dakota, and Montana that were part of larger acquisitions by EAC. The historical results of operations of the Rockies and Permian Basin Operations reflect the operations of these properties only from the date of EAC’s acquisition forward. No adjustments have been made to reflect the pro forma results of operations for periods prior to EAC’s ownership of the properties. As the accompanying pro forma financial statements reflect the historical operations of the Rockies and Permian Basin Operations only for the periods owned by EAC, the pro forma amounts presented should not be viewed as indicative of operations in future periods.
     The unaudited pro forma balance sheet as of June 30, 2009 has been prepared as if the acquisition of the Rockies and Permian Basin Operations and related transactions occurred on June 30, 2009. The unaudited pro forma statements of operations for the six months ended June 30, 2009 and 2008 and for the years ended December 31, 2008, 2007, and 2006 have been prepared as if the acquisition of the Rockies and Permian Basin Operations and related transactions occurred on January 1, 2006.
Note 2. Pro Forma Assumptions and Adjustments
     The following assumptions and adjustments were made in the preparation of the unaudited pro forma financial statements:
(a)	To record the acquisition of the Rockies and Permian Basin Operations for approximately $186.8 million in cash. The purchase price was financed through approximately $129.1 million of net proceeds from the issuance of 9,430,000 common units and approximately $57.7 million of borrowings under ENP’s revolving credit facility. As the Rockies and Permian Basin Operations were acquired from an affiliate, the acquisition was accounted for as a transaction between entities under common control, whereby the assets and liabilities are recorded at Encore Operating’s carrying value. The difference between the carrying value of the assets and liabilities and the cash consideration paid was recorded as a deemed distribution when paid to EAC and its affiliates, which was allocated to EAC’s limited partner and general partner interests based on their respective ownership percentages in ENP as of June 30, 2009.

(b)	As a result of recording the acquisition of the Rockies and Permian Basin Operations as a transaction between entities under common control, similar to a pooling, ENP recorded certain receivables and payables for which it is not entitled to the cash receipts and is not liable for the cash payments based on the terms of the purchase and sale agreement. The affiliate receivable of approximately $2.6 million and the affiliate payable of approximately $3.3 million represent such receivables for which EAC is entitled to the cash receipt and such payables for which EAC is liable for the cash payment.

(c)	Reflects the payment of debt issuance costs incurred related to an amendment to ENP’s revolving credit facility to, among other things, increase the borrowing base from $240 million to $375 million. A portion of the additional borrowing capacity was used to finance the acquisition of the Rockies and Permian Basin Operations.

(d)	Reflects estimated transaction costs for the acquisition of the Rockies and Permian Basin Operations, which was allocated to the limited partners and the general partner based on their respective ownership percentages in ENP as of June 30, 2009.

(e)	EAC has allocated general and administrative (“G&A”) expenses to the Rockies and Permian Basin Operations based on its share of EAC’s total production as measured on a BOE basis. Encore Operating provides administrative services for ENP, such as accounting, corporate development, finance, land, legal, and engineering, pursuant to an administrative services agreement entered into at the closing of ENP’s initial public offering (the “IPO”) in September 2007. Encore Operating initially received an administrative fee of $1.75 per BOE of ENP’s production. From April 1, 2008 to March 31, 2009, the administrative fee was $1.88 per BOE of ENP’s production. Effective April 1, 2009, the administrative fee increased to $2.02 per BOE of ENP’s production. Reflects the adjustment to G&A expense for the difference between amounts EAC allocated to the Rockies and Permian Basin Operations and amounts that would have been paid pursuant to the administrative services agreement.

(f)	Reflects estimated incremental interest expense associated with borrowings under ENP’s revolving credit facility used to fund a portion of the acquisition of the Rockies and Permian Basin Operations. ENP’s weighted average interest rates were 2.6 percent and 4.4 percent for the six months ended June 30, 2009 and 2008, respectively, and 4.1 percent and 7.0 percent for the years ended December 31, 2008 and 2007, respectively. ENP did not have a revolving credit facility in place prior to

ENCORE ENERGY PARTNERS LP
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS — Continued
March 2007. Therefore, 2006 assumes a weighted average interest rate of 2.1 percent, which was EAC’s weighted average interest rate under its revolving credit facility for 2006.

If LIBOR increased 1/8 percent, ENP would have incurred an additional $0.3 million of interest expense for 2008, and if the rate decreased 1/8 percent, ENP would have incurred $0.3 million less.

(g)	Reflects the amortization of additional debt issuance costs incurred as discussed in (c) above over the term of ENP’s revolving credit facility.

(h)	Reflects the adjustment of income taxes related to the Texas margin tax.

(i)	Reflects the adjusted allocation of ENP’s net income (loss) to the general partner and limited partners subsequent to the issuance of 9,430,000 common units, the net proceeds from which were used to fund a portion of the acquisition of the Rockies and Permian Basin Operations.
Note 3. Pro Forma Earnings Per Unit (“EPU”)
     On January 1, 2009, ENP adopted Emerging Issues Task Force Issue No. 07-4, “Application of the Two-Class Method under FASB Statement No. 128, Earnings per Share, to Master Limited Partnerships” and Financial Accounting Standards Board Staff Position No. 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” and all periods presented calculate EPU in accordance with these new pronouncements. Under the two-class method of calculating EPU, earnings are allocated to participating securities as if all earnings for the period had been distributed. A participating security is any security that may participate in distributions with common units. For purposes of calculating EPU, general partner units, unvested phantom units, and unvested management incentive units are considered participating securities. EPU is calculated by dividing the limited partners’ interest in net income (loss), after deducting the interests of participating securities, by the weighted average common units outstanding.

ENCORE ENERGY PARTNERS LP
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS — Continued
     The following table reflects the pro forma allocation of net income (loss) to ENP’s limited partners and EPU computations for the periods indicated:

	Six Months Ended June 30,		Year Ended December 31,
	2009	2008	2008	2007
	(in thousands, except per unit amounts)
Pro forma net income (loss)	$(34,855)	$(10,390)	$212,575	$13,627
Less: Pro forma net loss (income) prior to IPO and pre-partnership operations of assets acquired from affiliates	193	(11,245)	(9,466)	(28,012)

Pro forma net income (loss) attributable to unitholders	$(34,662)	$(21,635)	$203,109	$(14,385)

Numerator:
Numerator for basic EPU:
Pro forma net income (loss) attributable to unitholders	$(34,662)	$(21,635)	$203,109	$(14,385)
Less: Pro forma distributions earned by participating securities	(511)	(2,782)	(4,498)	(518)
Plus: Pro forma allocation of earnings less than (in excess of) cash distributions	922	966	(1,338)	438

Pro forma net income (loss) allocated to limited partners	(34,251)	(23,451)	197,273	(14,465)
Plus: Pro forma income allocated to dilutive participating securities	—	—	3,275	—

Numerator for basic EPU	$(34,251)	$(23,451)	$200,548	$(14,465)

Denominator:
Denominator for basic EPU:
Pro forma weighted average common units outstanding	43,102	39,196	39,998	33,307
Effect of dilutive management incentive units (a)	—	—	1,367	—
Effect of dilutive phantom units (a)	—	—	3	—

Denominator for diluted EPU	43,102	39,196	41,368	33,307

Net income (loss) per common unit:
Basic	$(0.79)	$(0.60)	$4.93	$(0.43)
Diluted	$(0.79)	$(0.60)	$4.85	$(0.43)

(a)	For the six months ended June 30, 2009 and 2008, 43,750 phantom units and 25,000 phantom units, respectively, were outstanding but were excluded from the diluted EPU calculations because their effect would have been antidilutive. For the six months ended June 30, 2008, 550,000 management incentive units of $2.1 million were outstanding but were excluded from the diluted EPU calculation because their effect would have been antidilutive. For 2007, 550,000 management incentive units and 20,000 phantom units were outstanding but were excluded from the diluted EPU calculation because their effect would have been antidilutive.
     For 2007, EPU was calculated based on the net loss for the period from the closing of ENP’s IPO in September 2007 through December 31, 2007. For periods prior to the IPO, ENP was wholly owned by EAC, other than management incentive units owned by certain executive partners of ENP’s general partner. Accordingly, EPU is not presented for those periods.

ENCORE ENERGY PARTNERS LP
SUPPLEMENTARY INFORMATION
     There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting future rates of production and timing of development expenditures. Oil and natural gas reserve engineering is and must be recognized as a subjective process of estimating underground accumulations of oil and natural gas that cannot be measured in any exact way, and estimates of other engineers might differ materially from those included herein. The accuracy of any reserve estimate is a function of the quality of available data and engineering, and estimates may justify revisions based on the results of drilling, testing, and production activities. Accordingly, reserve estimates are often materially different from the quantities of oil and natural gas that are ultimately recovered. Reserve estimates are integral to management’s analysis of impairments of oil and natural gas properties and the calculation of depletion, depreciation, and amortization on these properties.
     ENP’s estimated pro forma net quantities of proved oil and natural gas reserves were as follows as of the dates indicated:

	December 31,
	2008			2007			2006
		Rockies and	Encore		Rockies and	Encore		Rockies and	Encore
	Encore	Permian	Energy	Encore	Permian	Energy	Encore	Permian	Energy
	Energy	Basin	Partners LP	Energy	Basin	Partners LP	Energy	Basin	Partners LP
	Partners LP	Operations	Pro Forma	Partners LP	Operations	Pro Forma	Partners LP	Operations	Pro Forma
	Historical	Historical	as Adjusted	Historical	Historical	as Adjusted	Historical	Historical	as Adjusted
Proved reserves:
Oil (MBbls)	16,856	8,838	25,694	21,590	11,690	33,280	4,263	4,558	8,821
Natural gas (MMcf)	64,760	11,361	76,121	69,111	11,836	80,947	65,088	10,583	75,671
Combined (MBOE)	27,649	10,732	38,381	33,108	13,663	46,771	15,111	6,321	21,432
Proved developed reserves:
Oil (MBbls)	15,077	8,229	23,306	19,333	9,718	29,051	3,814	3,519	7,333
Natural gas (MMcf)	57,540	11,094	68,634	59,192	11,546	70,738	58,112	10,377	68,489
Combined (MBOE)	24,667	10,078	34,745	29,198	11,642	40,840	13,499	5,249	18,748
     The changes in ENP’s pro forma proved reserves were as follows for the periods indicated:

	Encore Energy Partners LP			Rockies and Permian Basin			Encore Energy Partners LP
	Historical			Operations Historical			Pro Forma as Adjusted
		Natural	Oil		Natural	Oil		Natural	Oil
	Oil	Gas	Equivalent	Oil	Gas	Equivalent	Oil	Gas	Equivalent
	(MBbls)	(MMcf)	(MBOE)	(MBbls)	(MMcf)	(MBOE)	(MBbls)	(MMcf)	(MBOE)
Balance, December 31, 2005	4,235	72,980	16,399	4,420	11,687	6,367	8,655	84,667	22,766
Purchases of minerals-in-place	17	—	17	—	—	—	17	—	17
Extensions and discoveries	48	2,225	419	87	226	124	135	2,451	543
Revisions of previous estimates	274	(5,600)	(660)	404	21	408	678	(5,579)	(252)
Production	(311)	(4,517)	(1,064)	(353)	(1,351)	(578)	(664)	(5,868)	(1,642)

Balance, December 31, 2006	4,263	65,088	15,111	4,558	10,583	6,321	8,821	75,671	21,432
Purchases of minerals-in-place	17,382	3,200	17,915	6,853	1,685	7,134	24,235	4,885	25,049
Extensions and discoveries	425	7,348	1,650	61	65	71	486	7,413	1,721
Revisions of previous estimates	974	(2,059)	630	891	600	993	1,865	(1,459)	1,623
Production	(1,454)	(4,466)	(2,198)	(673)	(1,097)	(856)	(2,127)	(5,563)	(3,054)

Balance, December 31, 2007	21,590	69,111	33,108	11,690	11,836	13,663	33,280	80,947	46,771
Purchases of minerals-in-place	12	2,471	424	—	—	—	12	2,471	424
Extensions and discoveries	37	2,747	495	107	83	121	144	2,830	616
Revisions of previous estimates	(3,112)	(4,659)	(3,888)	(2,230)	571	(2,135)	(5,342)	(4,088)	(6,023)
Production	(1,671)	(4,910)	(2,490)	(729)	(1,129)	(917)	(2,400)	(6,039)	(3,407)

Balance, December 31, 2008	16,856	64,760	27,649	8,838	11,361	10,732	25,694	76,121	38,381

ENCORE ENERGY PARTNERS LP
SUPPLEMENTARY INFORMATION — Continued
     ENP’s pro forma standardized measure of discounted estimated future net cash flows was as follows as of the dates indicated:

	December 31,
	2008			2007			2006
		Rockies and	Encore		Rockies and	Encore		Rockies and	Encore
	Encore	Permian	Energy	Encore	Permian	Energy	Encore	Permian	Energy
	Energy	Basin	Partners LP	Energy	Basin	Partners LP	Energy	Basin	Partners LP
	Partners LP	Operations	Pro Forma	Partners LP	Operations	Pro Forma	Partners LP	Operations	Pro Forma
	Historical	Historical	as Adjusted	Historical	Historical	as Adjusted	Historical	Historical	as Adjusted
	(in thousands)
Future cash inflows	$956,611	$381,685	$1,338,296	$2,177,171	$1,026,317	$3,203,488	$569,841	$299,213	$869,054
Future production costs	(467,049)	(206,431)	(673,480)	(733,153)	(367,292)	(1,100,445)	(190,437)	(127,152)	(317,589)
Future development costs	(36,361)	(11,486)	(47,847)	(40,244)	(19,559)	(59,803)	(13,588)	(10,376)	(23,964)
Future abandonment costs, net of salvage	(23,298)	(4,610)	(27,908)	(23,930)	(3,503)	(27,433)	(3,168)	(2,870)	(6,038)
Future income tax expense	(61)	(121)	(182)	(5,866)	(1,478)	(7,344)	(1,714)	(604)	(2,318)

Future net cash flows	429,842	159,037	588,879	1,373,978	634,485	2,008,463	360,934	158,211	519,145
10% annual discount	(207,883)	(71,331)	(279,214)	(682,534)	(323,101)	(1,005,635)	(199,947)	(70,305)	(270,252)

Standardized measure of discounted estimated future net cash flows	$221,959	$87,706	$309,665	$691,444	$311,384	$1,002,828	$160,987	$87,906	$248,893

     The changes in ENP’s pro forma standardized measure of discounted estimated future net cash flows were as follows for the periods indicated:

	Year Ended December 31,
	2008			2007			2006
		Rockies and	Encore		Rockies and	Encore		Rockies and	Encore
	Encore	Permian	Energy	Encore	Permian	Energy	Encore	Permian	Energy
	Energy	Basin	Partners LP	Energy	Basin	Partners LP	Energy	Basin	Partners LP
	Partners LP	Operations	Pro Forma	Partners LP	Operations	Pro Forma	Partners LP	Operations	Pro Forma
	Historical	Historical	as Adjusted	Historical	Historical	as Adjusted	Historical	Historical	as Adjusted
	(in thousands)
Net change in prices and production costs	$(424,027)	$(196,335)	$(620,362)	$91,105	$49,900	$141,005	$(95,614)	$(24,272)	$(119,886)
Purchases of minerals-in-place	5,693	—	5,693	484,207	178,295	662,502	265	—	265
Extensions, discoveries, and improved recovery	3,757	2,105	5,862	25,399	3,131	28,530	4,685	3,071	7,756
Revisions of previous quantity estimates	(33,035)	(24,130)	(57,165)	19,733	25,230	44,963	(5,117)	6,259	1,142
Production, net of production costs	(50,897)	(22,434)	(73,331)	(106,942)	(46,973)	(153,915)	(29,449)	(17,655)	(47,104)
Development costs incurred during the period	9,577	3,600	13,177	17,542	—	17,542	3,898	1,791	5,689
Accretion of discount	69,145	31,138	100,283	16,099	8,791	24,890	27,422	11,781	39,203
Change in estimated future development costs	(5,694)	873	(4,821)	(28,465)	(9,183)	(37,648)	1,670	(6,117)	(4,447)
Net change in income taxes	2,716	629	3,345	(2,071)	(356)	(2,427)	(194)	155	(39)
Change in timing and other	(46,720)	(19,124)	(65,844)	13,850	14,643	28,493	(20,794)	(4,921)	(25,715)

Net change in standardized measure	(469,485)	(223,678)	(693,163)	530,457	223,478	753,935	(113,228)	(29,908)	(143,136)
Standardized measure, beginning of year	691,444	311,384	1,002,828	160,987	87,906	248,893	274,215	117,814	392,029

Standardized measure, end of year	$221,959	$87,706	$309,665	$691,444	$311,384	$1,002,828	$160,987	$87,906	$248,893